                                                                    EXHIBIT 10.2

                  APPLICATION SERVICE PROVIDER (ASP) AGREEMENT
                                     BETWEEN
                           IMPAC MEDICAL SYSTEMS, INC.
                                       AND
                                US ONCOLOGY, INC.


This Application Service Provider (ASP) Agreement ("ASP Agreement") between IMPAC Medical Systems, Inc. ("IMPAC"), a California corporation, and US Oncology, Inc. ("US Oncology") is a contract for the license of IMPAC Software Products, the purchase of ASP Services and the purchase/license of third party products for use by US Oncology sites on the IMPAC Servers under the following terms and conditions:

This ASP Agreement is applicable to the US Oncology sites/clusters designated on Exhibit A attached hereto and incorporated herein and future sites/clusters to be designated by US Oncology in the form of an amendment to Exhibit A, collectively referred to as the "US Oncology ASP Sites". In consideration of the terms and conditions of this ASP Agreement, US Oncology agrees to license IMPAC's oncology management system software exclusively for Radiation use throughout the US Oncology network during the term of this ASP Agreement.

1.  IMPAC Software Products, ASP Services, and Pricing:

    A. IMPAC will offer the IMPAC Software Products and the ASP Services, listed in Exhibit B attached hereto and incorporated herein, to US Oncology for an inclusive fee of *** per US Oncology ASP Site for ***. This pricing is valid for US Oncology sites or clusters configured through IMPAC's ASP operation in Redwood City, CA.

       1. All hardware (see Exhibit C attached hereto and incorporated herein), software (including necessary third party software), onsite wiring of sites, telecommunication and related costs (including: installation and training; interface development; and network hardware and installation) are inclusive in the *** fee.

       2. IMPAC agrees that it will hold the prices set forth in Section 1.A. above for all new US Oncology ASP Sites for a period of *** from the effective date of this ASP Agreement as defined below. IMPAC may increase prices for *** of this ASP Agreement for new sites; however, such increases shall be ***.

       3.  ***

       4. The license fees for any additional IMPAC Software Products licensed by a US Oncology ASP Site will be amortized over the remaining term of the individual US Oncology ASP Site's term.

       5. IMPAC will provide the IMPAC Software Products and the ASP Service provided that US Oncology pays IMPAC in advance the *** fee in effect for each US Oncology ASP Site.

    B. The IMPAC Software License and ASP Service Standard Terms & Conditions ("Standard Terms & Conditions") attached hereto as Exhibit D and as amended in the Addendum attached hereto as Exhibit D Addendum and herein incorporated by reference shall be applicable to each License and ASP Service Agreement during the respective terms thereof. ***

    C. Additional on-site support after the initial installation is available at the then current rates.

    D. A Service Level Agreement is attached hereto as Exhibit E and incorporated herein.

    E. ***

    F. Order of Priority In the event of any conflict or inconsistency among the terms and conditions set forth in the documents comprising this Agreement, the order of priority shall be: 1) this ASP Agreement; 2) the Service Level Agreement in the form of Exhibit E; 3) the Addendum to the


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       Standard Terms and Conditions in the form of Exhibit D Addendum; and 4) the Standard Terms and Conditions in the form of Exhibit D.

2.  Orders:

    A. IMPAC will schedule a US Oncology ASP Site for the initial installation within *** from the receipt of a signed ASP Purchase and License Agreement, a signed Purchase Order, the initial *** fee and an initial Customer Deposit. *** payments shall be due and payable on ***. The first *** payment is due *** following clinical acceptance. The parties agree that the first *** fee paid to IMPAC pursuant to this Section 2.A. shall be applied to the first *** of the individual US Oncology Site's term. Installation of the initial *** shall start no later than ***

    B. The initial Customer Deposit for each US Oncology ASP Site shall be ***, which shall not be refundable until the *** of such site's term. Thereafter such deposit may be refunded or be applied to the *** for the US Oncology ASP Site.

3.  Site Installation

    A. IMPAC will assign a team that is responsible for the implementation and training of IMPAC's Software Products and ASP Services at all US Oncology ASP sites. IMPAC will provide a dedicated US Oncology implementation coordinator. Incremental IMPAC personnel will be assigned as the number of US Oncology ASP sites increases.

    B. US Oncology's *** will consist of *** US Oncology sites. Once the *** is using the IMPAC software clinically to treat patients using record and verify the ***.

       1. Acceptance of the initial implementation of the *** shall be subject to the following: The parties agree that IMPAC shall present a test certification for signature to US Oncology which will formally document the acceptance and shall represent the objective testing results. US Oncology shall sign such documentation acknowledging acceptance within *** after first clinical use *** and within *** for all subsequent US Oncology ASP Sites. "First clinical use" shall be applicable to the initial implementation of each of the IMPAC Software Products and the ASP service set forth on the cover page applicable to the US Oncology ASP Site. Subsequent licenses of new IMPAC Software Products by ***, will be subject to the standard Acceptance provision in Section 3.3 of the Standard Terms and Conditions. First clinical use is defined as the first use of the IMPAC Software Product using live patient data.

       2. Acceptance as applied to all other US Oncology ASP Sites will be subject to Section 3.3 of the Standard Terms and Conditions.

    C. US Oncology will use commercially reasonable efforts to install *** US Oncology ASP Sites during the term of this ASP Agreement.

       1. IMPAC requires that a minimum of *** sites be installed within *** of the *** being accepted and going clinical.

       2. Failure to reach *** in such time frame may result in an increased *** fee.

       3. All existing IMPAC Multi-ACCESS sites that convert from the LAN/WAN model to the ASP model will count ***.

       4. Prior to converting an existing IMPAC Multi-ACCESS site to an ASP site, IMPAC and US Oncology will determine what interface work and training is needed. Prior to installation, the *** fee for the site/cluster will be adjusted to reflect the required level of effort.

    D. If the number of installations is not completed during the time period established above because of actions attributable to IMPAC, then ***. In the alternative, if the number of installations is not completed during the time period established above because of actions attributable to US Oncology, IMPAC and US Oncology will renegotiate the *** fee.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

    E. The ASP model, as described in Exhibit B, will be implemented for all sites at time of the scheduled initial installation, even if MLC and IMRT capability are not available at the individual US Oncology ASP Site. Once such an installed ASP site acquires such MLC and/or IMRT capability, IMPAC will complete the installation of its oncology management system
       ***.

    F. IMPAC will arrange to install the necessary network cabling and hardware and to provide support for the entire network (as described in Exhibit C) at all existing US Oncology sites that convert to the ASP model as part of the *** fee.

       1. US Oncology will take full responsibility for the installation of the network cabling at all newly constructed US Oncology ASP Sites.

       2. US Oncology agrees that the IMPAC oncology management system will reside on its own network with no other applications unless expressly approved by IMPAC.

4.  Training:
    A. Initial Training

       1. Initial installation and training for a US Oncology ASP Site for the IMPAC Software Products and the ASP services will consist of *** on site during normal business hours on consecutive weekdays by IMPAC personnel.

    B. Web-Based Training

       1. IMPAC will offer quarterly web-based education classes ***. IMPAC and US Oncology shall develop a mutually agreed upon calendar and curriculum for such classes.

    C. Custom Training at IMPAC

       1. IMPAC agrees that during the term of the ASP Agreement it will provide US Oncology with a custom training class on specific IMPAC Software Products as agreed by the parties to take place at either IMPAC's Mountain View, CA, Henderson, NV or Cambridge, MA office on a mutually agreed upon date, with at least *** advance notice, for *** US Oncology staff members for *** during normal business hours. US Oncology shall be responsible for the cost of transportation, lodging, meals and/or other expenses of its staff incurred in attending the custom training class.

    D. Custom Training at US Oncology

       1. IMPAC agrees that during the term of the ASP Agreement it will provide US Oncology with a custom training class on specific IMPAC Software Products as agreed by the parties to take place at a US Oncology site for *** during normal business hours, with *** advance notice. IMPAC and US Oncology shall develop a mutually agreed upon date, time and curriculum for such custom training class.

    E. Additional On-Site Support

       1. Additional on-site support after the initial installation is available at the then current rates.

5.  Strategic Program Management:

    A. IMPAC agrees to meet *** with the US Oncology Radiation Service Directors in order to discuss outstanding IMPAC Software Product and ASP service issues, IMPAC Software Product development, and any other topics of interest relevant to US Oncology's relationship with IMPAC. ***. Each organization shall be responsible for the cost of transportation, lodging, meals and/or other expenses of its staff incurred in attending the meetings.

    B. IMPAC agrees that its Vice President of Sales and National Accounts Manager shall meet with US Oncology Management *** at the US Oncology Corporate Offices in Houston, TX to review business plans and assess progress towards US Oncology's oncology management information system goals.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to
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

    C. IMPAC Client Services agrees to coordinate *** implementation status conference with US Oncology in order to review the status of sites/clusters currently in the implementation process and those planned to begin implementation in the near future.

6.  Third Party Manufacturer's Interface Pricing

    A. Required third party manufacturer's interfaces for linear accelerators and simulators may be purchased either through IMPAC or from the manufacturer directly. A 100% deposit for such interfaces shall be due with the signed License and ASP Service Agreement. IMPAC's current fees for these interfaces follows, any increases in price will be passed on to US Oncology:

       1.  Varian EXCI Factory Installed (EX Series)            $***
       2.  Varian EXCI Field Installed (EX Series)              $***
       3.  Varian CSSI Factory Installed (C-Series)             $***
       4.  Varian CSSI Field Installed (C-Series)               $***
       5.  Varian CCX Field Installed (Non-C-Series)            $***
       6.  Varian ECI Factory Installed (Ximatron)              $***
       7.  Varian ECI Field Installed (Ximatron)                $***

7. Term: This ASP Agreement expires five (5) years from the date first signed below ("Effective Date").

    A. Each US Oncology ASP Site will have a *** term from the date of commencement of the ASP Service to the individual site.

    B. During *** of this ASP Agreement, IMPAC and US Oncology shall negotiate the terms for years 6 and beyond. The following options will be available:

       1. If a cluster of sites decides to remain on the ASP Service then they will continue to pay a mutually agreed upon *** fee that will include the services listed on Exhibit B and a *** fee for the IMPAC Software.

       2. If a US Oncology site or cluster of sites decides to transfer their database from the ASP model to a LAN/WAN model then there will be fees for the transfer of the database, the file server and software installation, and reconfiguration of the network. Additional training will be available at the then current prices.

8.  Hardware Support

    A. IMPAC will remotely trouble shoot US Oncology ASP Site hardware (limited to hardware listed in Exhibit C) problems through IMPAC's Client Services Support Desk with assistance from the individual US Oncology ASP Site to determine the origin of the problem.

       1. If the problem is determined to be software related, IMPAC will undertake its obligations under Section 5.1.1. of the Standard Terms & Conditions.

       2. If the problem is determined to be with the hardware and can not be repaired remotely, then

          a. IMPAC will ship a replacement to the site within ***, standard shipping, *** to the US Oncology ASP Site.

                   i.In the event that the defective hardware is the PC attached to the linac, IMPAC will have an alternate PC, *** ready to replace the defective hardware.***. IMPAC will ship a replacement for the alternate PC within ***.

           b. the US Oncology ASP Site agrees to package and ship the non-working hardware to the IMPAC Mountain View campus within
               ***.

       3. IMPAC reserves the right to deliver repaired and/or equivalent hardware as replacements for defective hardware.

       4. In the event that IMPAC determines that an on-site visit is required in order to support the US Oncology ASP Site hardware, *** will be charged. IMPAC reserves the right to

*** Certain information on this page has been omitted and filed separately with the Commission. onfidential treatment has been requested with respect to the omitted portions.

           designate a third party to handle any on-site hardware support issue. IMPAC further reserves the right to charge *** for the on-site visit if IMPAC determines that the hardware problem occurred as a result of gross negligence or willful misconduct on the part of US Oncology personnel.

9.  Software Maintenance/Upgrade

    A. IMPAC agrees that at time of the initial installation of the IMPAC Products, each US Oncology ASP site will receive the most current production version of the IMPAC Products set forth on Exhibit B. IMPAC shall provide each US Oncology ASP cluster with upgrades of new releases for the IMPAC Products as long as such cluster's *** fees are paid current. Upgrades of the licensed IMPAC Products on the IMPAC servers will be coordinated with the appointed representative for the respective US Oncology ASP site/cluster.

    B. Multi-ACCESS Help is updated with every release. Additionally, release notes are distributed to describe new features and enhancements specific to that release. Upon coordination of the software updates, IMPAC agrees to provide each US Oncology ASP site an IMPAC software "Release Note" detailing the new features and enhancements specific to that release.

Accepted at Mountain View, California:

US Oncology, Inc.                                 IMPAC Medical Systems, Inc.

BY: /s/ William Herman                            BY: /s/ Joseph K. Jachinowski
    ---------------------------------                 --------------------------
      William Herman                                  Joseph K. Jachinowski
TITLE: VP & GM Cancer Center Svcs.                    President & CEO
       ---------------------------
DATE: 5/31/02                                     DATE: 6/3/02
      -----------------                                 ---------------



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A                       US Oncology Sites

------------------------------------------------------------------------------------------------------------------------------------
     AZ            CO             Portland         ugene           WA               OK                    NY               NV
------------------------------------------------------------------------------------------------------------------------------------
Craycroft     Aurora            NCS Vancouver    Williamette     N Spokane     Stillwater               Amsterdam        NROC East
                                                                                                                          (Twain)
Green Valley  Colorado Springs  Rose Quarter                     S Spokane     Oklahoma City Hefner     Latham           NROC Main
Northwest     Englewood                                                        McAlester                Rexford          NROC Siena
St. Mary's    Thornton                                                         Tulsa                    Hudson           NROC West
Yuma
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          TOPA                       IL               IN                  OH                      KS             MN          MO
------------------------------------------------------------------------------------------------------------------------------------
Sammons      Plano              Niles            S Indy               S Dayton                   Overland Park Maplewood  Columbia
Dallas SW    Sherman            Melrose Park     Hancock                                                                  Kirksville
                                ----------------------------------------------------------------------------------------------------
Mesquite     Tyler
                                -------------------------------------------------------------------------------
Austin South Palestine               TX               FL                  MD                      SC
                                -------------------------------------------------------------------------------
Brownsville  Arlington          San Marcos       FCC Brooksville      Carroll County Westminster Andrews
Harlingen    Edwards            New Braunfels    FCC New Port Richey                             Eastside
McAllen      Klabzuba           North Austin     FCC Cancer Institute                            Seneca
Waco         Abilene            Austin Northwest FCC Brandon                                     GHS
Balcones     Denton             ACC MLK          FCC St. Petersburg
Beaumont     El Paso East                        FCC Sun City
Deke Slayton El Paso West                        FCC Zephyrhills
Medical City Lewisville                          FCC Hyde Park
Denison      Midland                             Ft. Lauderdale
Longview     Odessa                              Orlando
Paris        Wichita Falls                       Jacksonville

Exhibit B
                               US Oncology, Inc.
                         IMPAC Software Product Package

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IMPAC Software Products Included:             ***          ***             ***
                                              ---          ---             ---
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   ---------------------------------------------------------------

   Non IMPAC Products Included with Base System
   ---------------------------------------------------------------
                             ***
   ---------------------------------------------------------------
                             ***
   ---------------------------------------------------------------
                             ***
   ---------------------------------------------------------------
                             ***
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                             ***
   ---------------------------------------------------------------


   ***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C                   Hardware Product Package

                                      IMPAC
                                  ASP Hardware
                         Base System with View Station*

--------------------------------------------------------------------------------------------
                 2/15/2002 Submission
--------------------------------------------------------------------------------------------
                                                              Part #               Qnty
--------------------------------------------------------------------------------------------
Compaq Evo D500                                             470023-301              ***
--------------------------------------------------------------------------------------------
NEC Accsync 90 19" Monitor                                    AS -90                ***
--------------------------------------------------------------------------------------------
NEC Accusync 120 21" Monitor                                  AS -120               ***
--------------------------------------------------------------------------------------------
Compaq 128MB Module                                         174224-B21              ***
--------------------------------------------------------------------------------------------
HP Laser Jet 4100n printer                                  C8050A#ABA              ***
--------------------------------------------------------------------------------------------
KVM Micro Extender CAT5 Dual Access                   Keyboard/Mouse Extender       ***
--------------------------------------------------------------------------------------------
100' CAT5 Solid Conductor Cable PVC                       100' KVM Cable            ***
--------------------------------------------------------------------------------------------
Keyboard                                                  IBM Compatible            ***
--------------------------------------------------------------------------------------------
Mouse                                                    Logitech MouseMan          ***
--------------------------------------------------------------------------------------------
Digital Camera                                           Sony Mavica FD87           ***
--------------------------------------------------------------------------------------------
Zebra LP2824 Parallel Label Printer                       2824-20200-0001           ***
--------------------------------------------------------------------------------------------
Additional Labels                                        2 Rolls per pack           ***
--------------------------------------------------------------------------------------------
MS9540 Voyager w/Codegate, KBW Cables                     MS9540 Voyager            ***
--------------------------------------------------------------------------------------------
CISCO Catalyst 2950 24-port Switch                            298050                ***
--------------------------------------------------------------------------------------------
Packet Shaper 2500- 10MB Unit                              PS2500-L010M             ***
--------------------------------------------------------------------------------------------
Packet Shaper 2500- 2MB Unit                               PS2500-L002M             ***
--------------------------------------------------------------------------------------------
Belkin CAT5e RJ-45M to RJ-45M Patch 7' cable yellow        A3L791-07-YLW            ***
--------------------------------------------------------------------------------------------

*          ***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion.

Exhibit D Addendum

                   SOFTWARE LICENSE AND ASP SERVICES STANDARD
                          TERMS AND CONDITIONS ADDENDUM
                                     BETWEEN
                           IMPAC MEDICAL SYSTEMS, INC.
                                       AND
                                US ONCOLOGY, INC.

This Addendum supplements and is part of the Application Service Provider (ASP) Agreement, between IMPAC Medical Systems, Inc. ("IMPAC") and US Oncology, Inc. ("Customer"), and includes modifications to IMPAC's Software License and ASP Services Terms & Conditions, Document Number USO/ASP (4/02), as follows:

2.1.1. Grant of License Add a new fourth sentence to read: Internal use means use by Customer including Customer's subsidiaries and affiliated physician practices and their employees or contractors.

2.1.2. Authorized Use Modify the second sentence to read: Customer will take commercially reasonable steps to protect the security and confidentiality of all data, information, programs, systems, materials, techniques, and procedures which are delivered to Customer by IMPAC.

2.1.6. Limited Warranty Modify the second sentence to read: If any IMPAC Product or ASP Service fails to so perform during such ninety (90) day period, Customer shall promptly notify IMPAC of, and shall adequately describe, any such failure encountered by Customer and IMPAC's sole obligation, with respect to IMPAC products and Customer's exclusive remedy, with respect to IMPAC Products shall be to take corrective action as specified in Section 5.1 at no charge to Customer.

2.1.7. DISCLAIMER OF WARRANTY  Modify the beginning of this section to read:
EXCEPT AS EXPRESSLY PROVIDED FOR IN SECTION 2.1.6 OR EXHIBIT E OF THE APPLICATION SERVICE PROVIDER (ASP) AGREEMENT,

2.2.   Purchase and License of Other Products

2.2.1. Modify the second sentence to read: The purchase and license of such Other Products (as listed in Exhibit B of the ASP Agreement) shall be subject to IMPAC's obligations for support under Section 8 of the ASP agreement and subject to and in accordance with the standard terms and conditions of purchase and license under the standard agreements of the Third Party Suppliers.

3.3. Acceptance Modify this section to read: The parties agree that IMPAC shall present a test certification for signature to US Oncology which will formally document the acceptance of the IMPAC Product and ASP Service and shall represent the objective testing results. US Oncology shall sign such documentation acknowledging acceptance within *** after first clinical use. "First clinical use" shall be applicable to the initial implementation of each of the IMPAC Software Products and the ASP service set forth on the cover page applicable to the US Oncology ASP Site. First clinical use is defined as the first use of the IMPAC Software Product using live patient data. In the event that there is damage to, errors in or shortages in the IMPAC Products, Customer shall notify IMPAC in writing within such *** period.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D Addendum

4.1. Fees Modify the first sentence to read: All license, setup and hosting fees for the IMPAC Products shall be payable as set forth in Section 1 of the ASP Agreement.

4.2. Taxes and Other Charges Modify the second sentence to read: Customer shall be responsible for payment of all such taxes or charges except for any taxes based solely on IMPAC's net income or capital.

5.1.1. Maintenance and Support Services for IMPAC Products Modify subsections
(iii) and (iv) to read: (iii) maintain a support desk for receipt of *** Customer telephone calls for first level diagnosis of IMPAC Product problems during the hours of *** Pacific time, Monday through Friday, IMPAC holidays excepted,; (iv) provide emergency beeper service during the hours of *** Pacific time during IMPAC holidays, and ***; and

5.1.4. Limitations on IMPAC's Obligations Add the following to the end of this section:

Notwithstanding the foregoing, IMPAC agrees that if *** that is contained in the IMPAC Products as of the date of Acceptance is ***, then IMPAC shall provide Customer with ***. The preceding sentence shall apply only if Customer has paid the ASP fee, ***, without interruption during the term of this Agreement.

5.2. Maintenance and Support by Third Party Suppliers Modify the first sentence and add a new second sentence to read: Maintenance and support of the Other Products by Third Party Suppliers shall not be provided by IMPAC and shall be provided in accordance with the terms and conditions of such Third Party Suppliers' standard agreements as assigned to Customer pursuant to Section 2.2 above. Notwithstanding the foregoing, maintenance and support of the Products listed in Exhibit C to the ASP Agreement shall be provided by IMPAC in accordance with the terms and conditions as set forth in Section 8 of the ASP Agreement, and shall be provided in accordance with the terms and conditions of such Third Party Suppliers' standard agreements as assigned to Customer pursuant to Section 2.2 above.

8.     Modification of Product by Customer Add a new third sentence to read:
Notwithstanding the foregoing, Customer has the right to stay at the last prior major release of the IMPAC Products at all times, if the improvement or update to the IMPAC Products or the Other Products is not required for such last major release then the preceding sentence shall have no effect on IMPAC's maintenance and support obligations hereunder.

Accepted at Mountain View, California:

US Oncology, Inc.                           IMPAC Medical Systems, Inc.

BY: /s/ William Herman                      BY: /s/ Joseph K. Jachinowski
    -----------------------------------         ------------------------------
    William Herman                              Joseph K. Jachinowski
TITLE: VP & GM Cancer Center Svcs.              President & CEO
       ---------------------------
DATE: 5/31/02                               DATE: 6/3/02
      ----------------                            -----------------


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D


SOFTWARE LICENSE AND ASP SERVICE STANDARD TERMS AND CONDITIONS

1.   Definitions
1.1. Agreement This Agreement consists of these Software License and ASP Service Standard Terms and Conditions, any attachments and the cover page hereto.
1.2. Documentation The term "Documentation" means the specifications and other documentation relating to the use and performance of a Product, that may be provided by IMPAC, in effect at the time such Product is licensed by Customer.
1.3. ASP Services The term "ASP Services" means the act of installing, configuring, maintaining and transmitting the IMPAC Product through IMPAC Servers at IMPAC's data center.
1.4. IMPAC Products The term "IMPAC Products" means IMPAC's proprietary computer software programs identified on the cover page and all related materials and documentation received by Customer from IMPAC.
1.5. IMPAC Server The term "IMPAC Server" means the physical machines where the IMPAC Product and Customer data will be hosted and maintained by IMPAC. 1.6. Other Products The term "Other Products" means the hardware products, software products, and services of Third Party Suppliers identified on the cover page and all related materials and documentation received by Customer from IMPAC or such Third Party Supplier. 1.7. Products The term "Products" means collectively the IMPAC Products and Other Products delivered to Customer under this Agreement.
1.8. Third Party Supplier The term "Third Party Supplier" means the supplier(s) identified for the Other Products on the cover page.

2.   Purchase and License
2.1. License to IMPAC Products 2.1.1. Grant of License Subject to the provisions of this Agreement, IMPAC hereby grants to Customer, and Customer hereby accepts from IMPAC, a nonexclusive, nontransferable, nonassignable limited license to use the IMPAC Product hosted on the IMPAC Server for internal purposes only in accordance with this Agreement during the term of this Agreement. Customer acknowledges and agrees that the IMPAC Product is the proprietary information and a trade secret of IMPAC and that this Agreement grants Customer no title or rights of ownership in the IMPAC Product. Customer agrees not to market, sublicense, distribute, permit timeshare, or allow any other access to the IMPAC Product other than Customer's own internal use as permitted hereby. The data files and patient data stored on the IMPAC Server are and shall remain the exclusive property of Customer.
     2.1.2. Authorized Use Customer is authorized to use the IMPAC Product only through the IMPAC Server via the method specified in the current Documentation. Customer agrees that it will not use or permit the IMPAC Product to be used in any manner, whether directly or indirectly, that would enable Customer's customers, employees, or any other person or entity to use the IMPAC Product other than through the IMPAC Servers. Customer will take all necessary steps to protect the security and confidentiality of all data, information, programs, systems, materials, techniques, and procedures which are delivered to Customer by IMPAC.
     2.1.3. Deliverables IMPAC shall provide Customer access to the IMPAC Product in machine readable object code form, training materials and the on-line help system for the IMPAC Product.
     2.1.4. Proprietary Markings Customer agrees not to remove or destroy any proprietary or copyright markings or confidential legends placed upon or contained within the IMPAC Product or any related material and documentation.
     2.1.5. Restrictions on Use Customer agrees that while this Agreement is in effect, or while Customer has custody or possession of any property of IMPAC, Customer will not; (i) copy or duplicate, or permit anyone else to copy or duplicate, any physical, magnetic, or other version of the IMPAC Product, documentation or information furnished by IMPAC in machine-readable form; (ii) create or

        IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View,
                      CA 94041 T/800.623.8800 F/650.6238911
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Exhibit D



attempt to create, reverse engineer or otherwise, the source programs or any part thereof from the IMPAC Product or from other information made available under this Agreement or otherwise (whether oral, written, tangible, or intangible); (iii) modify the Products in any manner without the express written authorization of IMPAC or the appropriate Third Party Supplier, as the case may be. Customer may copy for its own use and at its own expense training materials and other terminal-user-oriented materials. All such copies shall contain IMPAC's copyright notice and ownership declaration.
     2.1.6. Limited Warranty IMPAC warrants that it will use commercially reasonable efforts to provide the ASP Services uninterrupted and that each IMPAC Product, installed on IMPAC Servers, will perform substantially as described in its current Documentation for (90) days from actual network activation date. If any IMPAC Product or ASP Service fails to so perform during such ninety (90) day period, Customer shall promptly notify IMPAC of, and shall adequately describe, any such failure encountered by Customer and IMPAC's sole obligation, and Customer's exclusive remedy, shall be to take corrective action as specified in
Section 5.1 at no charge to Customer. IMPAC does not warrant that any IMPAC Product is error-free or that its use will be uninterrupted. IMPAC shall not be obligated to remedy any IMPAC Product defect, which cannot be adequately repeated. The warranties in this Section 2.1.6 do not apply to any IMPAC Product which has been; (i) altered, except by IMPAC or in accordance with IMPAC's written instructions; (ii) used in conjunction with any product other than those approved by IMPAC; or (iii) damaged by improper electrical power or environment, abuse, misuse, accident or negligence.
     2.1.7. DISCLAIMER OF WARRANTY EXCEPT AS EXPRESSLY PROVIDED IN SECTION 2.1.6, THE IMPAC PRODUCT IS PROVIDED "AS-IS" AND ANY FAILURE BY IMPAC TO PROVIDE THE ASP SERVICES ARE WITHOUT ANY OTHER WARRANTY WHATSOEVER. IMPAC DISCLAIMS ALL OTHER WARRANTIES WITH REGARDS TO THE IMPAC PRODUCT INCLUDING WITHOUT LIMITATION ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, AND ALL OBLIGATIONS OR LIABILITIES ON THE PART OF IMPAC FOR DAMAGES, INCLUDING BUT NOT LIMITED TO, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF, OR IN CONJUNCTION WITH, THE USE OR PERFORMANCE OF THE IMPAC PRODUCT.
     2.1.8. Term The license granted under this Section 2.1 shall begin upon commencement of the ASP Service to the Customer, provided, however, the ASP Service shall not commence unless and until IMPAC receives a signed License and ASP Service Agreement and Purchase Order from Customer, plus the payment specified as Due With Order set forth on the cover page hereto. The initial term of this Agreement shall continue for the time period specified on the cover page hereto unless sooner terminated by IMPAC in accordance with the provisions of this Agreement. Thereafter, the term of the license granted to and the ASP Services for Customer shall automatically renew for subsequent one (1) year periods and IMPAC's then current renewal fees shall be due hereunder, unless either party provides written notice of termination at least ninety (90) days prior to the expiration of the initial term or the anniversary date of a renewal term, subject to IMPAC's right to terminate due to Customer's breach of its obligations under this Agreement.
2.2. Purchase and License of Other Products
     2.2.1. IMPAC will facilitate the purchase and license of the Other Products on behalf of Customer. The purchase and license of such Other Products shall be subject to and in accordance with the standard terms and conditions of purchase and license under the standard agreements of the Third Party Suppliers. Customer agrees to execute and deliver to IMPAC all agreements required to be executed by Third Party Suppliers. Customer acknowledges that IMPAC is not authorized to modify, amend, or supplement, and has not modified, amended, or supplemented, any term or condition of any Third Party Supplier's standard agreement. IMPAC assigns, to the maximum extent permitted by applicable law and applicable contracts, any and all warranties, maintenance and support obligations, or other benefits supplied by a Third Party Supplier under its standard agreement to Customer, and authorizes and appoints Customer to enforce, in its name and at its own expense, any warranty, maintenance or support obligation, or other benefit which may be made against the Third Party Supplier, but IMPAC assumes no obligation

    IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View, CA 94041
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Exhibit D



as to the extent or enforceability thereof.
     2.2.2. DISCLAIMER CUSTOMER ACKNOWLEDGES AND AGREES THAT IMPAC IS NOT THE MANUFACTURER OR SUPPLIER OF THE OTHER PRODUCTS SUPPLIED BY THIRD PARTY SUPPLIERS AND IMPAC ASSUMES NO RESPONSIBILITY FOR THE PERFORMANCE OR USE OF SUCH PRODUCTS. IMPAC, NOT BEING THE MANUFACTURER OR SUPPLIER OF THE OTHER PRODUCTS, HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESSED OR IMPLIED WITH RESPECT TO THE DESIGN, CONDITION, DURABILITY, SUITABILITY, NON-INFRINGEMENT, FITNESS FOR USE OR MERCHANTABILITY OF OTHER PRODUCTS IN ANY RESPECT. AS BETWEEN IMPAC AND CUSTOMER, THE OTHER PRODUCTS SHALL BE ACCEPTED AND PURCHASED OR LICENSED BY CUSTOMER "AS-IS" AND WITHOUT WARRANTY BY IMPAC. CUSTOMER AGREES TO SETTLE ALL CLAIMS DIRECTLY WITH THE APPROPRIATE THIRD PARTY SUPPLIER AND WILL NOT ASSERT ANY SUCH CLAIMS AGAINST IMPAC.

2.3. ASP Services
     2.3.1. ASP Service IMPAC shall make available hard disk space which shall be accessible by means of a dedicated network that shall be available for access by Customer at any time, except such times that the service of IMPAC is inaccessible due to equipment malfunction, upgrade activities, system backup activities or any other related maintenance procedures which IMPAC shall be required to complete from time to time. In the event of a scheduled system maintenance that requires system downtime, IMPAC shall give reasonable advance notice to all Customers affected. Scheduled down-time shall not occur during the hours of 3:00 a.m. to 9:00 p.m. Pacific time, Monday through Friday. IMPAC shall make reasonable efforts to perform such voluntary maintenance activities at times of lowest system usage.
     2.3.2. Hard Disk Space Customer shall be allotted sufficient storage space on the IMPAC Servers to support the application and to store Customer's databases.
     2.3.3. Customer Database IMPAC shall store Customer's database on the IMPAC Servers. The parties expressly recognize that the dedicated network equipment and telecommunications links are susceptible to crashes and down time. IMPAC shall use its best efforts to maintain a consistent link with the dedicated network, but cannot and does not warrant that it shall maintain a continuous and uninterrupted link.
     2.3.4. Database Backup IMPAC shall maintain working backup copies of Customer's database. The IMPAC backup copy is only to be accessible by IMPAC in the event of maintenance, crashes, downtime and service interruptions. IMPAC will make at least one working backup copy of its files - with one copy remaining off-site, or in a different location than the first copy.
     2.3.5. Maintenance IMPAC may, at its own discretion, temporarily suspend all service for the purpose of repair, maintenance or improvement of any of the IMPAC Servers. However, IMPAC shall provide notice where it is reasonably practical under the circumstances, and IMPAC shall restore service as soon as it is reasonably practicable. Customer shall not be entitled to any setoff, discount, refund or other credit.
     2.3.6. Security IMPAC will provide secure and private access to Customer's database. Customer is responsible for protecting its private passwords, files and controlling its staff access in accordance with current documentation. Customer is solely responsible for any damage caused by unauthorized access of the IMPAC Servers through Customer's account. Any attempt to undermine or cause harm to a server, or customer, of IMPAC is strictly prohibited.

3.   Activation and Acceptance
3.1. Activation The IMPAC Products shall be made available to Customer on the scheduled network activation date specified on the cover page by giving Customer access to the IMPAC Server through a secure account and making the ordered IMPAC Product available for use. In the event the scheduled network activation date is not specified on the cover page, IMPAC shall provide Customer with

    IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View, CA 94041
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Exhibit D

notification of a mutually agreed upon scheduled network activation date. In the event Customer desires to change the scheduled network activation date, Customer shall so advise IMPAC in writing and shall pay any delay charges assessed by IMPAC. Upon request, IMPAC shall advise Customer of the amount of such delay charges.

3.2. Delays IMPAC shall not be liable for any damages or penalty for delay in delivery or for failure to give notice of delay including, but not limited to, delays in transportation and delays in delivery by Third Party Suppliers or IMPAC's other vendors.

3.3. Acceptance Customer shall inspect the IMPAC Product and ASP Service promptly upon notice of activation. Unless Customer objects in writing within five (5) business days after the first of completion of training or first clinical use whichever is applicable, Customer shall be deemed to have accepted the IMPAC Product and ASP Service as of the actual network activation date ("Acceptance"). All claims for errors or shortages in the IMPAC Products shall be made by Customer in writing within such five (5) business day period.

4.     Fees and Taxes
4.1. Fees All first year license, setup and hosting fees for the IMPAC Products shall be payable as set forth on the cover page. In the event the Products are installed in installments, Customer shall be invoiced separately for each installment. All Product purchase prices or license fees are F.O.B. destination (or if Customer is located outside of the United States, EXW IMPAC's facility per Incoterms 2000). All payments shall be due and payable on Customer's receipt of an invoice from IMPAC. Unless otherwise expressly set forth herein, all prices stated in this Agreement are in U.S. dollars and all payments shall be made in U.S. dollars. In the event that payment is not received within fifteen (15) days after the renewal date, access to the IMPAC Servers will be restricted. Customer's obligation to pay all accrued charges shall survive the expiration or termination of this Agreement.

4.2. Taxes and Other Charges The amounts payable to IMPAC hereunder are exclusive of any sales, use, or other taxes or governmental charges. Customer shall be responsible for payment of all such taxes or charges except for any taxes based solely on IMPAC's net income. If Customer is required to pay any taxes based on this Section 4, Customer shall pay such taxes with no reduction or offset in the amounts payable to IMPAC hereunder. At IMPAC's option, Customer shall make best efforts in assisting IMPAC to obtain any ruling, withholding-exemption certificate, or similar certificate or document related to any potential tax liability arising from this Agreement that IMPAC, in its opinion, believes is appropriate. Customer shall comply with any ruling, certificate, or similar government document. Customer agrees to provide IMPAC any and all available evidence of any tax payments that is required or useful under United States tax laws and that IMPAC periodically requests. Notwithstanding the above, the amounts payable to IMPAC hereunder, shall be exclusive of value added tax ("VAT") liability, if any, together with VAT-related charges or penalties. Customer shall self-assess VAT, under the reverse charge mechanism, for payments to IMPAC. In the event that IMPAC is required to charge VAT or incurs VAT-related charges or penalties, Customer shall pay to IMPAC the amount thereof in addition to fees and other amounts hereunder. In the event any tangible product is shipped to Customer hereunder, Customer shall be the importer of record for any such tangible product and shall pay any import VAT. Customer shall also pay or reimburse IMPAC for all delivery, transportation, insurance, and similar out-of-pocket charges incurred by IMPAC which shall be separately set forth on IMPAC's invoice to Customer.

5.     Maintenance and Support
5.1.   Maintenance and Support by IMPAC
       5.1.1. Maintenance and Support Services for IMPAC Products Subject to the terms, conditions and fees set forth in this Section 5, IMPAC will provide Customer with the maintenance and support services specified in this Section for the IMPAC Products. IMPAC will; (i) install IMPAC

    IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View, CA 94041
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

Exhibit D

Products on IMPAC Servers and provide initial training for IMPAC Products at the Customer site(s) as applicable and specified on the cover page; (ii) provide such assistance as is necessary to cause the IMPAC Product to perform substantially in accordance with its Documentation by providing a suitable "fix," "patch," or "work around" for the problem or a statement that an appropriate "fix" will be included in a future release of the IMPAC Product, the time period within which the release is expected to be issued and a commitment to provide the release at no cost to Customer; (iii) maintain a support desk for receipt of Customer telephone calls for first level diagnosis of IMPAC Product problems during the hours of 5:00 a.m. to 5:00 p.m. Pacific time, Monday through Friday, IMPAC holidays excepted; (iv) provide emergency beeper service during the hours of 5:00 a.m. to 5:00 p.m. Pacific time during IMPAC holidays; and (v) provide upgrades of new releases for licensed IMPAC Products by means of installing them on the IMPAC Server. Current IMPAC holidays are the following in the United States: New Year's Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, day after Thanksgiving, Christmas Eve Day, and Christmas Day. IMPAC will inform Customer of any changes to IMPAC holidays. If IMPAC is unable, after reasonable effort, to cause the IMPAC Product to perform substantially in accordance with its Documentation, then this Agreement may be terminated with respect to the IMPAC Product at the option of either party hereto without further obligation or liability except as provided in Section
10.3 below, and such termination shall be Customer's exclusive remedy and IMPAC's sole liability in connection with the failure of any IMPAC Product to perform substantially in accordance with its Documentation. In the event this Agreement is terminated during the initial ninety (90) day limited warranty period for an IMPAC Product or ASP Service, IMPAC shall refund to Customer all fees paid by Customer for such Product and/or ASP Service. Setup and Installation fees are non-refundable. IMPAC shall have no liability for misuse or modification of the IMPAC Product by Customer. New IMPAC Products are not included in IMPAC's standard maintenance and support services and will be offered by IMPAC to Customer at IMPAC's then current published prices and on such other terms and conditions as are acceptable to IMPAC.

       5.1.2. Maintenance and Support IMPAC will provide customer with extended maintenance and support as described in Section 5.1.1 above, provided Customer pays IMPAC in advance the monthly ASP fee then in effect. The current monthly ASP fee is specified on the cover page.
       5.1.3. Limitations on IMPAC's Obligations Customer understands and agrees that IMPAC may develop and market new or different computer programs which use part or all of the IMPAC Product and which perform all or part of the functions performed by the IMPAC Product. Nothing contained in this Agreement gives Customer any rights with respect to such new or different computer programs.
       5.1.4. Customer's Duties Customer will; (i) maintain proper local work stations, local area networking, and wide area networking at the site in accordance with the Documentation to provide sufficient local connectivity and bandwidth to provide adequate system performance; (ii) maintain only IMPAC approved software on local workstations and over the local area network; (iii) perform routine maintenance as required by the Documentation for the IMPAC Products and Other Products; (iv) schedule adequate time during normal business hours for required on-site installation and training; and (v) perform such other routine maintenance procedures as IMPAC may reasonably request from time to time.

5.2. Maintenance and Support by Third Party Suppliers Maintenance and support of the Other Products by Third Party Suppliers shall not be provided by IMPAC, unless otherwise agreed to between the parties, and shall only be provided in accordance with the terms and conditions of such Third Party Suppliers' standard agreements assigned to Customer pursuant to Section 2.2 above. IMPAC shall use its reasonable efforts to assist Customer in obtaining maintenance and support from such Third Party Suppliers, provided, however, that in the event such Third Party Suppliers fail to maintain or support such Other Products, IMPAC shall have no responsibility or liability by reason of such failure.

6.     LIMITATIONS ON LIABILITY
IN NO EVENT WILL IMPAC BE LIABLE FOR (1) INDIRECT, INCIDENTAL, COST OF

        IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View,
                   CA 94041 T/800.623.8800 F/650.6238911                    5/10

Exhibit D

SUBSTITUTE PROCUREMENT, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR (2) ANY DAMAGES RESULTING FROM LOSS OF USE, DATA, OR PROFITS ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT RESULTING FROM ANY DEFECT IN THE PRODUCTS OR ANY FAILURE IN THE ASP SERVICES EVEN IF IMPAC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF THE THEORY OF LIABILITY GIVING RISE TO SUCH DAMAGES. CUSTOMER AGREES THAT IMPAC'S TOTAL MAXIMUM LIABILITY FOR DAMAGES, IF ANY, SHALL NOT EXCEED THE SUMS PAID TO IMPAC BY CUSTOMER FOR THE IMPAC PRODUCTS AND ASP SERVICES UNDER THIS AGREEMENT.

7.  Trade Secret, Patent, and Copyright Indemnification
IMPAC agrees to indemnify Customer and to hold it harmless from all damages awarded against Customer and all reasonable expenses incurred by Customer as the result of any third party claim of trade secret, patent, or copyright infringement asserted against Customer by virtue of Customer's use of the IMPAC Products as delivered by IMPAC, provided that IMPAC is given prompt notice of any such claims and the right to control and direct the investigation, preparation, defense, and settlement of each such claim, and further provided that Customer shall fully cooperate with IMPAC in connection with the foregoing. Should the IMPAC Product as delivered by IMPAC become or, in IMPAC's opinion, be likely to become, the subject of a claim of infringement of a trade secret, patent, or copyright, IMPAC may at its option and expense either (a) procure for Customer the right to continue to use the IMPAC Product as contemplated hereunder, or (b) replace or modify the IMPAC Product or modify its use to make its use hereunder noninfringing. If neither option is reasonably available to IMPAC, then this Agreement may be terminated with respect to the IMPAC Product at the option of either party hereto without further obligation or liability except as provided in Sections 10.3 hereof and IMPAC shall grant Customer a refund for such IMPAC Product as depreciated on a five-year, straight-line basis. IMPAC shall have no liability for any claim of trade secret, patent, or copyright infringement under this Section based on; (i) Customer's use or combination of the IMPAC Product with products or data not supplied by IMPAC as part of the IMPAC Products; (ii) any modification of any IMPAC Product by a party other than IMPAC; or (iii) Customer's failure to install changes or updates as instructed by IMPAC.

8.  Modification of Product by Customer
Except as provided for in Section 2.1.5.(iii), any modification of the Product by Customer or any failure by Customer to implement any improvements or updates to the Product as supplied by IMPAC or Third Party Supplier shall void any and all of IMPAC's obligations under this Agreement, whether expressed in this Agreement or implied by law.

9.  Non-Disclosure and Confidentiality
9.1 Confidential Information The term "Confidential Information" means any nonpublic information of a party, in oral, written, graphic or machine-readable form, including without limitation that which relates to medical information concerning patients and patient records, trade secrets, research, product plans, products, inventions, processes, designs, algorithms, source code, programs, business plans, agreements with third parties, services, customers, marketing or finances, which is designated as confidential or proprietary by the disclosing party at the time of disclosure, or which considering all the circumstances surrounding the disclosure, ought reasonably to be understood by the receiving party to be confidential.

9.2 Requirements and Restrictions on Confidential Information Each party will not use any Confidential Information disclosed to it by the other for any purpose other than to further potential business transactions and related discussions between the parties. Neither party will disclose or permit disclosure of any Confidential Information of the other party to third parties or to employees, other than (a) directors, officers, employees, consultants, attorneys, accountants, and agents of the receiving party

    IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View, CA 94041
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

Exhibit D

who require that information in order to further potential business transactions between the parties and who are bound by nondisclosure obligations sufficient to enable the receiving party to comply with its obligations under this Agreement or (b) to comply with applicable law. Each party will be liable for misuse and/or improper disclosure of the other's Confidential Information by its directors, officers, employees, consultants, attorneys, accountants, and agents. Each party will maintain all Confidential Information of the other with the strictest care and in trust for the sole and exclusive benefit of the disclosing party. Each party agrees to notify the other in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of Confidential Information of the disclosing party which may come to the receiving party's attention.

9.3 Exceptions Neither party will have any obligation under this Agreement with respect to Confidential Information, other than patient identifiable data, that: (a) is or subsequently becomes publicly available without breach of any obligation under this Agreement; (b) was in the possession of the other party prior to the time of first disclosure hereunder; (c) is developed by the other party without any use of or reference to any Confidential Information received from the first party; (d) is obtained without restriction from a third party reasonably believed by the other party to be free to provide such information without breach of any obligation owed to the first party; (e) is publicly disclosed with the prior written approval of the other party; or (f) is disclosed pursuant to the order or requirement of a court, administrative agency, or other government body; provided, however, that the other party will take all reasonable steps to provide first party with sufficient prior notice to contest the order or requirement. If the receiving party claims that Confidential Information received by it is subject to any of the exclusions contained in clauses (a) through (f) above, it shall have the burden of establishing the applicability of such exclusion by clear and convincing documentary evidence.

9.4 Equitable Relief Customer agrees that its obligations under Sections 2 and 9 and IMPAC agrees that its obligations under Section 9 of this Agreement are necessary and reasonable in order to protect the other party and its business. Each party expressly agrees that due to the unique nature of the other's Confidential Information, monetary damages would be inadequate to compensate the other party for any breach by the receiving party of such sections of this Agreement. Accordingly, each party agrees that any such breach or threatened breach will cause irreparable injury to that party and that, in addition to any other remedies that may be available, in law, equity or otherwise, that party will be entitled to seek injunctive relief against the threatened breach of this Agreement or the continuation of any such breach by the other party, without the necessity of proving actual damages.

10.     Termination
10.1.   Basis for Terminationby IMPAC
        10.1.1. IMPAC shall have the right to terminate this Agreement immediately upon written notice to Customer and without further obligation or liability to Customer if Customer is delinquent in making payments of any sum due under this Agreement and fails to remedy such breach within thirty (30) days after written notice by IMPAC of such breach.
        10.1.2. IMPAC shall have the right to terminate this Agreement immediately upon written notice to Customer and without further obligation or liability to Customer if Customer commits any other breach of this Agreement.

10.2. Basis for Termination by Customer Customer shall have the right to terminate this Agreement upon written notice to IMPAC, without further obligation or liability to IMPAC (except as specified in Sections 4, 9, 10.3 and 11.6 hereof) if any of the following events or conditions occur:
        10.2.1. IMPAC commits any breach of this Agreement and fails to remedy such breach within thirty (30) days after written notice by Customer describing such breach in reasonable detail; or
        10.2.2. Upon written notice of termination at least ninety (90) days prior to the expiration of the initial term or the anniversary date of a renewal term.

    IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View, CA 94041
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Exhibit D

10.3. Disposition of Products on Termination
      10.3.1. IMPAC Product Upon the termination of this Agreement for any reason, the license and all other rights granted to the Custo mer hereunder for the IMPAC Product shall immediately cease, and IMPAC will terminate Customer's remote access to the IMPAC Server. Customer shall immediately; (i) return all copies of any documentation, notes, and other materials respecting the IMPAC Product; (ii) purge all copies of the IMPAC Product or any portion thereof from any computer storage device or medium on which Customer has placed or has permitted others to place IMPAC Product; and (iii) give IMPAC a written certification that Customer has complied with all of its obligations under
Section 10. Upon termination of this Agreement, IMPAC shall provide to Customer a copy of Customer's database in its native format. Additional database reports and services are available at the then current rates. IMPAC's termination of this Agreement and termination of access to the IMPAC Product shall be without prejudice to any other remedies IMPAC may lawfully have.
      10.3.2. Other Products Disposition of the Other Products shall be governed by the terms and conditions of the Third Party Suppliers' standard agreements.
      10.3.3. Survival The terms and provisions of Sections 1, 2.1.8, 2.2 (Customer's obligations only), 4, 6, 7, 9, 10 and 11 of this Agreement shall survive any termination or expiration of this Agreement.

11.   General
11.1. Relationship Between Parties The relationship established by this Agreement between IMPAC and Customer shall be that of licensor and licensee. Nothing contained in this Agreement shall constitute Customer as a partner, joint venture, broker, employee, servant, or agent of or for IMPAC. Customer and its employees, agents, or representatives will not make any representations that IMPAC is in any way responsible for the acts or omissions of Customer or its employees, agents, or representatives. Customer or Customer's employees, agents, or representatives will not make any written or oral agreements or commitments on behalf of IMPAC other than in accordance with this Agreement.

11.2. Attorneys' Fees In the event of any dispute arising hereunder, the prevailing party shall be entitled to reasonable attorneys' fees in addition to such other relief as the court may order.

11.3. Assignment This Agreement is not assignable without the prior written consent of IMPAC. Any attempt to assign any of the rights, duties, or obligations of this Agreement without such consent is void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

11.4. Amendment This Agreement can only be modified by a written agreement duly signed by persons authorized to sign agreements on behalf of IMPAC and of Customer, and variance from, deletions of or additions to the terms and conditions of this Agreement in any Customer Purchase Order or other written notification from the Customer will be of no effect.

11.5. Waiver No waiver of any term or condition of this Agreement shall be deemed to be a subsequent waiver of any other term or condition. No delay or failure of a party to the Agreement to exercise a right under the Agreement shall constitute a waiver or abandonment of that right.

11.6. Force Majeure Neither IMPAC nor Customer shall be deemed in default or be liable for any delay, failure in performance, or interruption in service resulting from circumstances beyond its reasonable control, including, without limitation, riot, war, terrorism, fire, acts of God, or compliance with any governmental law, regulation, or order. Provided any such delay is neither material nor indefinite, performance shall be deemed suspended during and extended for such time as it is so delayed, and thereafter the other party shall accept performance hereunder.

    IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View, CA 94041
                          T/800.623.8800 F/650.6238911                      8/10

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Exhibit D

11.7. Severability If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The parties agree to replace such invalid, illegal or unenforceable provision with a valid and enforceable provision which will achieve, to the extent possible, the economic, business, and other purposes of the invalid, illegal, or unenforceable provision.

11.8. Limitation of Actions No action, regardless of form, arising out of any of the transactions under this Agreement may be brought by Customer more than one (1) year after such action has accrued. The parties hereby agree that any suit to enforce provision of this Agreement arising out of or based upon this Agreement or the business relationship between IMPAC and Customer shall be brought in the United States District Court for the Northern District of California or in the Superior Courts in and for Santa Clara County, California. Each party irrevocably consents to the exclusive jurisdiction and venue of such courts and irrevocably waives any right that such party may have to assert that any such court lacks jurisdiction or is a forum non conveniens. Notwithstanding the foregoing, either party may seek equitable relief in any court of competent jurisdiction in order to protect its Confidential Information or intellectual property rights. All communications and proceedings in connection herewith shall be conducted in English.

11.9. California Law This Agreement shall be governed by and constructed in accordance with applicable United States federal law and the laws of the State of California, without regard to conflicts of laws principles. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

11.10. Compliance with the Law Customer agrees that it will comply with all applicable foreign, U.S. federal, state and local laws and regulations governing the IMPAC Products and Customer's performance under this Agreement. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS, OR OTHER SUCH RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF PRODUCTS, OR OF INFORMATION ABOUT SUCH PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, CUSTOMER SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY PRODUCTS, OR INFORMATION PERTAINING THERETO TO ANY COUNTRY OR DESTINATION OR PERMIT ITS TRANSSHIPMENT TO ANY COUNTRY OR DESTINATION FOR WHICH SUCH GOVERNMENTAL APPROVAL IS REQUIRED AT THE TIME OF EXPORT WITHOUT FIRST OBTAINING SUCH LICENSES OR APPROVAL. Customer shall be responsible for obtaining all necessary import and export permits with respect to the IMPAC Products. Neither Customer nor its directors, employees, agents or anyone acting on Customer's behalf shall make any payment or give anything of value, directly or indirectly, to any government official (including any director, employee or agent of any government department, agency or instrumentality) to influence his, her or its decision, or to gain any other advantage for Customer in connection with this Agreement or the IMPAC Products.

11.11. Notice Any notice required or permitted under this Agreement will be in writing and will be delivered in person or by means evidenced by a written confirmation to the applicable party at the address set forth on the cover page or to such other address as such party provides by giving notice in accordance with this section. Notices will be effective only upon receipt.

11.12. Entire Agreement Customer acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms and conditions. This Agreement, any attachments, the cover page hereto and other documents referenced herein are the complete and exclusive statement of the agreement

        IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View,
                   CA 94041 T/800.623.8800 F/650.6238911                    9/10

Exhibit D                                                           USO/ASP 5/02

between the parties, which supersedes all proposals, marketing literature, any Customer Purchase Orders or other written notification from the Customer, or prior agreements, oral or written, and all other communications between the parties relating to the subject matter of this Agreement.

11.13. English Language The parties declare that it is their express intention that this Agreement be in English. Les parties aux presentes declarent que c'est leur intention expresse que le present contract soit redige en anglais. Any translation hereof into any language other than English shall be for convenience only and shall be of no force or effect. The parties irrevocably waive any rights they may have to have this Agreement drafted in or translated into any other language.

        IMPAC Medical Systems, Inc. 100 West Evelyn Ave. Mountain View,
                   CA 94041 T/800.623.8800 F/650.6238911                   10/10

Exhibit E

                             SERVICE LEVEL AGREEMENT
                                     BETWEEN
                           IMPAC MEDICAL SYSTEMS, INC.
                                       AND
                                US ONCOLOGY, INC.

Service Level - IMPAC ASP Model
IMPAC shall use its commercially reasonable efforts to provide *** uptime during the hours of *** for IMPAC Software Products (see Exhibit B) and associated hardware components (see Exhibit C) operating on the dedicated IMPAC network. Downtime incurred because of hardware failure is not included in the downtime calculation, except in the case of the verify and record system attached to the Linacs at each site. In the event that IMPAC discovers or is notified by US Oncology of the existence of non-scheduled downtime, IMPAC will take all actions reasonably necessary to determine the source of the problem and to resolve such problem as soon as possible.

If during the course of a *** downtime exceeds the *** threshold then IMPAC will reduce the following *** fee by an amount to be determined by using the calculation below. Downtime will be considered that duration of time in excess of thirty minutes during the hours specified above that the IMPAC Software Product and ASP Service is not available US Oncology and will commence from the time that a US Oncology ASP Site notifies IMPAC Client Services of a disruption in service. Downtime shall not include those instances that are not reasonably foreseeable by or within the reasonable control of IMPAC, including Force Majeure events and loss of power at the US Oncology ASP Site location level. Additional exclusions from downtime include without limitation the negligence of US Oncology or delays in resolving the problem due to the actions or inactions of US Oncology (such as US Oncology not providing access to its site, delayed maintenance due to rescheduling or the unavailability to accept repairs by IMPAC).

Service Level - Calculation
The following calculation will be used to calculate downtime on a per site basis in excess of the *** threshold. This percentage will be deducted on a corresponding percentage basis from the amount due for the following *** fees or if the agreement is in the ***, the dollar amount that will be refunded to US Oncology.

Single Site Downtime Credit = ***

Cluster Downtime Credit# = *** x # of sites in cluster

#Calculation to be used when downtime affects the entire cluster.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.